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                                SPSP CORPORATION
                           PASSYUNK SUPERMARKET, INC.
                  TWENTY FOURTH STREET PASSYUNK PARTNERS, L.P.
                       44 West Lancaster Avenue, Suite 110
                           Ardmore, Pennsylvania 19003

                                                                   July 29, 2003

Cedar-South Philadelphia I, LLC
Cedar-South Philadelphia II, LLC
Cedar Income Fund Partnership, L.P.
44 South Bayles Avenue
Port Washington, New York 11050

        Re: 2301-11 Oregon Avenue, Philadelphia, Pennsylvania 2426 South 23rd Street, Philadelphia, Pennsylvania 2300 W. Passyunk Avenue, Philadelphia, Pennsylvania

Gentlemen:

        Reference is hereby made to (i) that certain Agreement to Enter Into Net Lease (the "Agreement to Enter Into Net Lease"), dated April 23, 2003, as amended, among SPSP Corporation, Passyunk Supermarket, Inc., Twenty Fourth Street Passyunk Partners, L.P. (collectively, "Owner") and Cedar-South Philadelphia 1, LLC ("Tenant") and (ii) that certain Lease (the "Lease"), contemplated to be entered into on the Closing Date (as that term is defined in the Agreement to Enter Into Net Lease), between Owner, as landlord, and Tenant, as tenant.

        The undersigned hereby agree that:

        1. This letter shall amend the Agreement to Enter Into Net Lease and the Lease as set forth in this paragraph. The fast sentence of Section 14(b) of the Lease shall be deleted and the following is inserted in lieu thereof:
"The insurance policies shall (except for worker's compensation insurance) name Landlord as an insured party and Lender as an additional insured party."

        2. This letter shall amend the Agreement to Enter Into Net Lease as set forth in this paragraph. Paragraph 14 of the Agreement to Enter Into Net Lease shall be deleted and the following is inserted in lieu thereof:

                14. SEC Filing and Audit Requirements. Upon Cedar's request, during the period commencing on the date of this Agreement and continuing for a period of two (2) years after Closing, the Owners shall provide Cedar, without any out-of-pocket expense to the Owners, with copies of, or access to, such factual information as may be reasonably requested by Cedar, and in the possession or control of the Owners, to enable Cedar Income Fund, Ltd. to file Form 8-K and comply with other filing requirements (as specified in Exhibit C attached hereto), if, as and when such filing may be required by the Securities and Exchange Commission (the "SEC"). Without limitation of the foregoing,

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        (i) Cedar or its designated or independent or other accountants may audit the operating statements of the Owners for the Premises, and the Owners shall supply such documentation in their possession or control as Cedar or its accountants may reasonably request in order to complete such audit, and (ii) the Owners shall furnish Cedar with such financial and other information as may be reasonably required by Cedar or its assigns to make any required filings with the SEC or other governmental authority. This obligation shall survive the Closing for a period of two
        (2) years.

        3. Tenant, Cedar-South Philadelphia II, LLC and Cedar Income Fund Partnership, L.P. (collectively, "Cedar") and Owner hereby agree that Cedar shall not issue any press release or make any other public announcement with respect to the transactions contemplated by the Agreement to Enter Into Net Lease (any such press release or public announcement, a "Public Announcement"), except in accordance with the provisions of this paragraph. If a Public Announcement shall be required by law or rule or in conjunction with a public offering by an affiliate of Cedar (a "Permitted Announcement"), Cedar shall submit to Owner a draft of such Permitted Announcement not less than five (5) business days prior to the anticipated date of issuing or making such Permitted Announcement. Cedar need not obtain Owner's approval prior to issuing or making any Permitted Announcement provided the Permitted Announcement complies with the penultimate sentence of this paragraph. If a Public Announcement shall be other than a Permitted Announcement (a "Public Announcement Requiring Approval"), Cedar shall submit to Owner for Owner's approval (which approval shall not be unreasonably withheld, conditioned or delayed), a draft of such Public Announcement Requiring Approval not less than five (5) business days prior to the anticipated of issuing or making such Public Announcement Requiring Approval. The parties hereto agree that no Public Announcement shall refer to the transactions contemplated by the Agreement to Enter Into Net Lease, the Lease or any other agreement between the parties hereto relating to the Property as a purchase or acquisition (or similar characterization) of the Property by Cedar or otherwise state or imply ownership of the Property by Cedar. For purposes of this paragraph 3, the filing with the SEC of an S-11 Registration Statement (which may include the Agreement to Enter Into Net Lease as an exhibit) in connection with a public offering by an affiliate of Cedar shall be deemed to be a Permitted Announcement and, provided the five (5) business day period since submission of a draft thereof to Owner has expired and the language relating to the Agreement to Enter Into Net Lease contained in the revised draft of such S-11 that is submitted for filing with the SEC has not changed in any material respect from the draft submitted to the Owner (and remains in compliance with the preceding sentence), Cedar may file said revised draft of the S-11 while simultaneously submitting it to Owner.

        4. This letter agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

        5. The parties hereto execute this letter agreement intending to be legally bound hereby, and this letter agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

        6. This letter agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of

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law. With respect to any claim or action arising hereunder, each party (a)
irrevocably submits to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania and the United States District Court located in Philadelphia County, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this letter agreement brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

        7. Except as amended by this letter agreement, the terms and provisions of the Agreement to Enter Into Net Lease remain unmodified and in full force and effect. Any future reference to the Agreement to Enter Into Net Lease shall be deemed to be a reference to the Agreement to Enter Into Net Lease, as amended by this letter agreement and as it may, from time to time, hereafter be further amended.

                      [signatures appear on following page]

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        Kindly acknowledge your agreement with the foregoing by signing this letter in the space provided below.

                                           SPSP Corporation

                                           By:  /s/ William J. Frutkin
                                                --------------------------------
                                                Name:  William J. Frutkin
                                                Title: Vice President

                                           Passyunk Supermarket, Inc.

                                           By:  /s/ William J. Frutkin
                                                --------------------------------
                                                Name:  William J. Frutkin
                                                Title: Vice President

                                           Twenty Fourth Street Passyunk
                                           Partners, L.P.

                                           By:  Twenty-Fourth Street Passyunk
                                                Corporation, its general partner

                                                By:  /s/ William J. Frutkin
                                                     ---------------------------
                                                     Name:  William J. Frutkin
                                                     Title: Vice President

AGREED AND ACKNOWLEDGED:

Cedar-South Philadelphia I, LLC

By:  /s/ Leo S. Ullman
     ---------------------------
     Name:  Leo S. Ullman
     Title: President

Cedar-South Philadelphia II, LLC

By:  /s/ Leo S. Ullman
     ---------------------------
     Name:  Leo S. Ullman
     Title: President

Cedar Income Fund Partnership, L.P.

By:  Cedar Income Fund, Ltd.

     By: /s/ Leo S. Ullman
         -----------------------
         Name:Leo S. Ullman
         Title:  President